SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 22:	SUBSEQUENT EVENTS

On January 6, 2026, at the Company’s annual general meeting, the shareholders approved an updated compensation structure for the Board of Directors, including annual cash retainers for board members and committee service, as well as additional retainers for committee chairs, the non-executive Chair of the Board, and the Lead Independent Director. In addition, an annual equity retainer of RSUs with a value of USD 150,000 was approved for each non-executive director, granted on January 7, 2026, with a one-year vesting period, Additionally, each non-executive director was granted an additional equity grant on the date of the Meeting, consisting of fully vested RSUs with a value of USD 150,000 to compensate for 2025.